Exhibit 99.1

STOCK PURCHASE AGREEMENT

Agreement made this ___ day of ______ 2012, by and between Plures Technologies, Inc.  a Delaware corporation (the “Seller”), and ___________________________ (the “Purchaser”).

RECITALS

          The Seller desires to sell an aggregate of ____________ shares (“Subject Shares”) of its common stock, par value $0.001 (the “Common Stock”) and a warrant  (the “Warrant”) in the form of Exhibit A hereto to purchase __________ shares of Common Stock, to the Purchaser, and the Purchaser desires to purchase the Subject Shares and the Warrant from the Seller.

NOW, THEREFORE, it is agreed by and between the parties hereto as follows.

SECTION 1

SALE AND PURCHASE OF SUBJECT SHARES AND WARRANT

At the Closing (as hereinafter defined), and subject to and upon the terms and conditions of this Agreement,   the Seller shall sell to the Purchaser, and the Purchaser shall purchase from the Seller, the Subject Shares and Warrant, for the sum of $__________ (the “Purchase Price”).

SECTION 2

PAYMENT OF PURCHASE PRICE

At the Closing, the Purchase Price shall be paid by wire transfer to the Seller to an account designated by the Seller, less such expenses as shall be agreed to in writing by the parties hereto.

SECTION 3

CLOSING

3.1           Closing.  A closing (the "Closing") shall take place at the offices of Ruskin Moscou Faltischek, P.C., 1425 RXR Plaza, East Tower, 15th Floor, Uniondale, New York 11556 at 10:30 A.M. on the date hereof (the "Closing Date").

3.2           Actions at the Closing.  At the Closing, the parties shall take the following actions:

(a)           the Seller shall deliver, or cause the following to be delivered to the Purchaser:

(i)        A certificate representing the Subject Shares (or an irrevocable direction to the transfer agent of the Common Stock to issue the Subject Shares) and the Warrant, registered in the name of  the  Purchaser, and

(ii)        such other documents as the Purchaser shall reasonably request, consistently with this Agreement.

(b)            The Purchaser shall deliver, or cause to be delivered to the Seller:

(i)        A wire transfer of the Purchase Price less agreed expenses; and

(ii)        such other documents as the Seller shall reasonably request, consistently with this Agreement.

SECTION 4

REPRESENTATIONS OF THE SELLER

The Seller represents and warrants to the Purchaser as follows:

4.1           Due Execution.    The execution and delivery of this Agreement,  by the Seller,  and  the consummation  by the Seller  of  all  of  the transactions contemplated hereby, have been duly authorized by all requisite action.  This Agreement constitutes the valid and legally binding obligations of the Seller, enforceable against the Seller in accordance with its terms.

4.2           No Violation.     Neither the execution, delivery nor consummation of this Agreement by the Seller will result in a violation or breach of, or constitute a default under, any term or provision of any law, rule, regulation, order, decree or judgment to which the Seller is subject.

4.3           No Required Consents or Approvals.     No consent or approval is required for the execution of any of this Agreement by the Seller or the consummation of any of the transactions contemplated herein or therein by the Seller under any law, rule or regulation.

4.4           Duly Authorized, Etc.     The shares of Common Stock purchased hereunder and purchased under the Warrant, when duly exercised, shall be, when issued, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock.

4.5           SEC Reports.      The  reports  filed  by the Seller with the Securities and Exchange Commission from  and  after  August 10, 2011  do not contain any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

SECTION 5

REPRESENTATIONS OF THE PURCHASER

The Purchaser represents and warrants to the Seller as follows:

5.1           Due Execution.      The execution and delivery of this Agreement,  by the Purchaser,  and  the  consummation  by  the  Purchaser  of  all  of  the  transactions contemplated hereby, have been duly authorized by all requisite action.  This Agreement constitutes the valid and legally binding obligations of the Purchaser, enforceable against the Purchaser in accordance with its terms.

5.2           No Violation.       Neither the execution, delivery nor consummation of this Agreement by the Purchaser will result in a violation or breach of, or constitute a default under, any term or provision of any law, rule, regulation, order, decree or judgment to which the Purchaser is subject.

5.3           No Required Consents or Approvals.    No consent or approval is required for the execution of any of this Agreement by the Purchaser or the consummation of any of the transactions contemplated herein or therein by the Purchaser under any law, rule or regulation.

5.4           Purchase For Investment; Accredited Investor.      The Common Stock and Warrant being purchased hereby, and the Common Stock that may be purchased upon due exercise of the Warrant, are being, or will be, purchased for investment and not distribution.  The Purchaser agrees that a legend restricting transfer of such Common Stock shall be placed on the certificate representing such Common Stock and that a stop transfer order shall be placed with the transfer agent of the Common Stock regarding the same. The Purchaser is an accredited investor as such term is defined in the rules and regulations under the Securities Act of 1933, as amended.

SECTION 6

NO BROKERS

The Purchaser,  on  the  one  hand, and the Seller, on the other hand, represents to the other that it has not engaged or dealt with any person as a broker in connection with the transactions contemplated hereby except to _______________ and will indemnify and hold the other party harmless from and against all costs and expenses related to a breach of this representation.

SECTION 7

MISCELLANEOUS

7.1           Expenses.  All legal and other costs and expenses incurred in connection with the negotiation and execution of this Agreement, and the consummation of the transactions contemplated hereby, whether or not there is a Closing, shall be paid by the party incurring such expenses except as the parties shall otherwise agree.

7.2           No Assignment.     This  Agreement  shall  be binding upon the parties, their successors and legal representatives.  This Agreement shall not be assigned by any party without the prior written consent of the other parties.  No permitted assignment shall relieve the assignor of its obligations hereunder.

7.3           Notices.    All  notices  and  other communications hereunder shall be given in writing and shall be deemed given when delivered personally, or upon delivery by recognized overnight carrier, to the parties at the addresses set forth below or at such other address for a party as shall be specified by like notice, as follows:

If to the Purchaser:

                                ___________________
___________________
        ___________________

If to the Seller:

Plures Technologies, Inc.
5297 Parkside Drive
Canandaigua, NY  14424
Attn: CEO

With a copy to:

Stuart M. Sieger, Esq.
Ruskin Moscou Faltischek, P.C.
1425 RXR Plaza
Uniondale, NY  11556

7.4           Counterparts.     This Agreement may be executed in two or more counterparts for the convenience of the parties hereto, each of which executed counterparts shall be deemed an original but all of such executed counterparts shall be considered one and the same Agreement.

7.5           Controversy.  In the event of any controversy or dispute hereunder, the parties agree to submit the same exclusively to the courts of the State of New York or the United States of America, sitting in the State, City and County of New York, and each hereby expressly submits himself or itself to the personal jurisdiction of such courts.  The party prevailing shall be entitled to be reimbursed for its reasonable legal fees and expenses by the party not prevailing.

7.6           Severability.  If any provision of this Agreement shall be found to be unenforceable, the validity of this Agreement shall not be affected thereby and the remaining provisions shall, as far as possible, be construed as if such unenforceable provision was not a part of this Agreement.

7.7           General.  This Agreement supersedes all prior agreements between the parties, whether written or oral, are intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally but only in a writing signed by the parties.  The headings and captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Nothing in this Agreement, whether express or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Plures Technologies, Inc.

By:
Stuart M. Sieger
Vice President

[Purchaser]

By:

EXHIBIT A

WARRANT

TO PURCHASE COMMON STOCK

OF

PLURES TECHNOLOGIES, INC.

THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE SECURITIES ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS SUCH TRANSFER IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS.  THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT.

Warrant to Purchase ___________ Shares
of Common Stock

This is to certify that _______________________ or assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Plures Technologies, Inc., a Delaware corporation (the "Company") up to Eighty Three Thousand Three Hundred Thirty Four (83,334) fully paid, validly issued, and non-assessable shares of Common Stock, par value $.001 per share, of the Company ("Common Stock") prior to 5:00 p.m. local time on _____, 2017 (the "Termination Date") initially at an exercise price of  Three and One-Half ($3.50) Dollars per share.  The number of shares of Common Stock to be received upon the exercise of this Warrant (“Warrant Shares”) and the price to be paid for each share of Common Stock underlying this Warrant may be adjusted from time to time as hereinafter set forth.  The shares of Common Stock deliverable upon exercise of this Warrant, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

1.  EXERCISE OF WARRANT.   This Warrant may be exercised after issuance as set forth herein and until the Termination Date; provided, however, that if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day.  This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or, at the Company's option, at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form.  As soon as practicable after each such exercise of the Warrants, but not later than seven (7) days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificate for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee.  If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder.  Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be physically delivered to the Holder.

2.    RESERVATION OF SHARES.  The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants.

3.  FRACTIONAL SHARES.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction, multiplied by the current Market Price.

4.  EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.  This Warrant is exchangeable and transferable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or, at the Company's option, at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.  Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled.  This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.  The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.  Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

5. RIGHTS OF THE HOLDER.  The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

6. ADJUSTMENT PROVISIONS.  The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

(a)  In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price of this Warrant in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of this Warrant exercised after such date, shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised by such Holder immediately prior to such date, the Holder would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination or reclassification.

(b)  In case of any consolidation with or merger of the Company with or into another corporation, or in case of any sale, lease or conveyance to another corporation of the assets of the Company as an entity or substantially as an entity, this Warrant shall after the date of such consolidation, merger, sale, lease or conveyance be exercisable  for the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon exercise of this Warrant would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of this Warrant shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant.

(c)  Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to Subsections (a) and/or (b) above, the number of Warrant Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares issuable upon exercise of this Warrant immediately before such adjustment by the Exercise Price in effect immediately before such adjustment and dividing the product so obtained by the Exercise Price as adjusted.

(d)  No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least Ten ($.10) Cents in such price; provided, however, that any adjustments which by reason of this Subsection (d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

(e)    In the event that at any time, as a result of  an adjustment made pursuant to Subsection (b) above, the Holder of this Warrant thereafter shall become entitled to receive any shares other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (a) to (c), inclusive above.

(f)  Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrant Certificates theretofore or thereafter issued upon exchange, transfer, assignment, loss of certificate or upon exercise in part may continue to express the same price and number and kind of shares as were stated in the Warrant Certificates when the same were originally issued.

7.  OFFICER'S CERTIFICATE.  Whenever the Exercise Price shall be adjusted as required by the provisions of Section 6, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with the stock transfer agent responsible for this Warrant, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment.  Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

8.  NOTICES TO WARRANT HOLDERS.  So long as this Warrant shall be outstanding, if an event described in Section 6(a) or (b) occurs, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least ten days prior the date of the event specified in (a) or (b) below, as the case may be, a notice containing a brief description of the proposed event and stating the date on which (a) a record is to be taken for the purpose of such dividend, distribution or rights, or (b) such reorganization, reclassification, consolidation, merger, sale,  lease or transfer, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, lease or transfer, dissolution, liquidation or winding up. All notices, including under Section 11,  shall be given in writing and shall be deemed given when received after being sent by recognized overnight carrier to the address of the Holder set forth on the records of the Company.

9.  AMENDMENT; WAIVER OF PROVISIONS.  This Warrant may not be amended, or compliance with any provision hereof waived, without the written consent of holders of the majority of the outstanding Warrants.

10.  LEGEND.  Unless the Warrant Shares are registered, under the Securities Act, the Warrant Shares issued upon exercise of this Warrant shall be subject to a stop transfer order, and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

“THE SHARES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE SECURITIES ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS SUCH TRANSFER IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS.  THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT."

11.  ACCELERATION OF TERMINATION OF WARRANT.  Anything herein to the contrary notwithstanding, this Warrant shall terminate and be of no further force or effect ten (10) business days after the giving of a Termination Notice (as hereinafter defined) to the Holder, as to which time is of the essence. The Company may give a notice to terminate this Warrant (“Termination Notice”) if there is trading of the Common Stock on a national securities exchange, and if not listed thereon, on the Over the Counter Bulletin Board market, at least at $6.00    (“Trigger Price”) per share for at least twenty (20) consecutive trading days, provided that the Trigger Price shall be subject to the same types of adjustment as the Exercise Price set forth in Sections 6(a) and (b) hereof.

Dated ____, 2012                          PLURES TECHNOLOGIES, INC.

                                  By:__________________________________
                                     Stuart M. Sieger
                                     Vice President

PLURES TRECHNOLOGIES. INC.

WARRANT PURCHASE FORM

Dated __________________

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ________ shares of Common Stock and hereby makes and delivers payment of _______ in payment of the actual exercise price thereof or in lieu thereof, irrevocably elects to exercise the within warrant by exchanging the right to purchase _____ warrant shares for ____ shares of Common Stock pursuant to Section 2 of the Warrant,.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name___________________________________________________________________
(Please typewrite or print in block letters)

Address ________________________________________________________________

                                        Signature______________________________________________

ASSIGNMENT FORM

FOR VALUE RECEIVED, _______________________________ hereby sells, assigns and transfers unto

Name___________________________________________________________________
(Please typewrite or print in block letters)

Address_________________________________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of __________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ___________________________________________________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date _______________,                                                                        Signature  _________________________________